UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 1, 2016
National Storage Affiliates Trust
(Exact name of registrant as specified in its charter)

Maryland	001-37351	46-5053858
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5200 DTC Parkway
Suite 200
Greenwood Village, Colorado 80111
(Address of principal executive offices)
(720) 630-2600
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
This Current Report on Form 8-K/A amends and supplements the Current Report on Form 8-K filed by National Storage Affiliates Trust (the “Company”) on April 7, 2016 (the “Original Form 8-K”), as set forth below. In addition, this Current Report includes previously filed and new financial statements prepared in accordance with Rule 3-14 and Article 11 of Regulation S-X, as set forth below.
ITEM 2.01.     Completion of Acquisition or Disposition of Assets.
On April 1, 2016, the Company, through its operating partnership, NSA OP, LP (the "Operating Partnership"), completed its acquisition of a portfolio of 14 self-storage properties (the "Hide-Away Portfolio") from parties related to Hide-Away Storage Services, Inc. (“Hide-Away”) for approximately $115 million. Hide-Away will continue to manage the Hide-Away Portfolio as one of the Company's participating regional operators ("PROs"). In connection with this transaction, the Operating Partnership (i) issued 1,891,790 Class A common units of limited partner interest in the Operating Partnership ("OP units") and 1,467,387 Class B common units of limited partner interest in the Operating Partnership ("subordinated performance units") to Hide-Away; (ii) assumed $42.0 million in principal amount of mortgage debt with an estimated fair value of approximately $49 million; (iii) assumed and subsequently repaid in cash approximately $6.3 million in indebtedness; (iv) assumed approximately $0.9 million of other liabilities and (v) paid approximately $2.2 million in cash. The cash portion of the purchase price was funded with borrowings under the Company's credit facility.
In connection with the acquisition of the Hide-Away Portfolio, the Company filed the Original Form 8-K describing the acquisition. The Company is now filing this amendment to include the historical financial statements and pro forma financial information required by Item 9.01 of Form 8-K, to amend and supplement the disclosures in the Original Form 8-K. The historical financial statements and pro forma financial information relating to the Hide-Away Portfolio described in Item 9.01 below should be read in conjunction with the Original Form 8-K and this amendment.
ITEM 8.01.     Other Events.
In addition to the historical financial statements and pro forma financial information relating to the Hide-Away Portfolio, set forth in Item 9.01 are historical financial statements prepared in accordance with Rule 3-14 of Regulation S-X relating to individually significant groups of related properties that were previously included in the Company's Form S-11/A filed with the Securities and Exchange Commission on April 21, 2015 and historical financial statements and pro forma financial information prepared in accordance with Rule 3-14 and Article 11 of Regulation S-X relating to the acquisition of 15 other properties acquired by the Company between January 1, 2016 and April 15, 2016, which were not individually considered significant within the meaning of Rule 3-14, but, in the aggregate, are significant under Rule 3-14.
ITEM 9.01.    Financial Statements and Exhibits.
(a) Financial Statements of Properties Acquired
The following Statements of Revenues and Certain Expenses are set forth in Exhibit 99.1 which is incorporated herein by reference.
(i)Previously Included Statements of Revenue and Certain Expenses

• Report of Independent Auditors
• Northwest 2013 Properties, Period from January 1, 2013 Through the Respective Acquisition Dates by NSA During the Year Ended December 31, 2013, and for the Years Ended December 31, 2012 and 2011
• Notes to Combined Statements of Revenue and Certain Expenses
• Report of Independent Auditors
• Optivest 2013 Properties, Period from January 1, 2013 Through the Respective Acquisition Dates by NSA During the Year Ended December 31, 2013, and for the Years Ended December 31, 2012 and 2011
• Notes to Combined Statements of Revenue and Certain Expenses
• Report of Independent Auditors
• Northwest 2014 Properties, Interim Period from January 1, 2014 Through the Earlier of the Respective Acquisition Dates by NSA or December 16, 2014 (Unaudited), and for the Years Ended December 31, 2013 and 2012

• Notes to Combined Statements of Revenue and Certain Expenses
• Report of Independent Auditors

• Optivest 2014 Properties, Interim Period from January 1, 2014 Through the Earlier of the Respective Acquisition Dates by NSA or September 30, 2014 (Unaudited), for the Year Ended December 31, 2013, and the Period Commencing upon the Later of January 1, 2012 or Optivest's Respective Acquisition Date Through December 31, 2012

• Notes to Combined Statements of Revenue and Certain Expenses
• Report of Independent Auditors
• Guardian 2014 Properties, Interim Period from January 1, 2014 Through the Earlier of the Respective Acquisition Dates by NSA or October 8, 2014 (Unaudited), and for the Years Ended December 31, 2013 and 2012

• Notes to Combined Statements of Revenue and Certain Expenses
• Report of Independent Auditors
• Guardian 2015 Properties, for the Years Ended December 31, 2014, 2013 and 2012
• Notes to Combined Statements of Revenue and Certain Expenses
• Report of Independent Auditors
• All Stor Properties, for the Period from the Later of January 1, 2014 or All Stor's Respective Acquisition Date Through December 31, 2014, and the Period from the Later of March 14, 2013 or All Stor's Respective Acquisition Dates Through December 31, 2013

• Notes to Combined Statements of Revenue and Certain Expenses
• Report of Independent Auditors
• Move It Properties, Interim Period from January 1, 2014 Through September 4, 2014 (Unaudited), and for the Year Ended December 31, 2013
• Notes to Combined Statements of Revenue and Certain Expenses

(ii)	New Statements of Revenue and Certain Expenses

• Hide-Away Properties, for the three months ended March 31, 2016 (Unaudited), and for the Year Ended December 31, 2015
• Combined Notes to Statements of Revenue and Certain Expenses
• Report of Independent Auditors
• SecurCare Oklahoma Properties, for the Years Ended December 31, 2015, 2014 and 2013
• Notes to Combined Statements of Revenue and Certain Expenses
• Report of Independent Auditors
• Fondren Self Storage Property, for the Year Ended December 31, 2015
• Notes to Statement of Revenue and Certain Expenses
• Report of Independent Auditors
• Granite Clover Self Storage Properties, for the Year Ended December 31, 2015
• Notes to Combined Statement of Revenue and Certain Expenses
• Report of Independent Auditors
• Gulf Coast Properties, for the three months ended March 31, 2016 (Unaudited), and for the Year Ended December 31, 2015
• Notes to Combined Statements of Revenue and Certain Expenses
• Report of Independent Auditors
• Storage Central Property, for the three months ended March 31, 2016 (Unaudited), and for the Year Ended December 31, 2015
• Notes to Statement of Revenue and Certain Expenses
(b) Pro Forma Financial Information
The following pro forma financial statements for the Company are set forth in Exhibit 99.2 which is incorporated herein by reference.
• Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2016.
• Unaudited Pro Forma Condensed Consolidated Statement of Operations for the three months ended March 31, 2016.

• Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2015.
• Notes to Unaudited Pro Forma Consolidated Financial Statements.
(c) Not applicable.
(d) Exhibits:
The following exhibits are furnished with this report:

Exhibit Number	Description
23.1	Consent of EKS&H LLLP
99.1	Historical Statements of Revenue and Certain Expenses of Acquisition Properties
99.2	Unaudited Pro Forma Consolidated Financial Statements for the Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 24, 2016

NATIONAL STORAGE AFFILIATES TRUST

By:	/s/ TAMARA D. FISCHER
Tamara D. Fischer
Executive Vice President and Chief Financial Officer